SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                              ---------------------

                                October 26, 2004

                Date of Report (Date of earliest event reported)

                            U.S. Energy Systems, Inc.
             (Exact name of registrant as specified in its charter)


  Delaware                      0-10238                      52-1216347
(State or other               (Commission                 (I.R.S. Employer
jurisdiction of               File Number)                Identification No.)
Incorporation)

One North Lexington Avenue
White Plains, NY                                                10601
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (914) 993-6443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         - Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         - Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         - Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         - Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations
Item 1.02 Termination of a Material Definitive Agreement.

The response to this item is incorporated by reference from the response to item
5.02 to the extent such item is responsive to the information required by this item 1.02.

Section 5 - Corporate Governance and Management.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         In his letters dated October 25, 2004 (which were delivered on October 26, 2004), Goran Mornhed resigned as a director of US Energy and advised that he was terminating his employment agreement pursuant to which he was employed as, among other things, President of US Energy. Mr. Mornhed advised that: (i) his resignation and the termination of this agreement were effective immediately; and (ii) he was terminating this agreement for "Good Reason" (i.e., because he claims, he was, among other things, denied the benefits to which he was entitled under US Energy's 2000 Executive Bonus Plan (the "Bonus Plan") and that he was assigned duties and responsibilities inconsistent with his position). This employment agreement provides that if he is terminated for Good Reason (as defined therein) he is entitled to, among other things, 2.9 times his base salary then in effect. Mr. Mornhed's letters did not specify the dollar amount he claims under the Bonus Plan.

         Our Board of Directors and/or a committee thereof are currently evaluating Mr. Mornhed's claims.

         The information set forth in Section 8 is incorporated herein by reference to the extent required to be disclosed pursuant to Section 5.

Section 8 - Other Events
Item 8.01 - Other Events

         The terms of Irving Levine, Mark Strauch and Kenneth Leung as Class 3 directors of US Energy expired on October 27, 2004 in connection with US Energy's annual meeting of stockholders.

         On October 27, 2004 Lawrence Schneider, Chairman of US Energy's Board was appointed to the additional position of chief executive officer and Henry Schneider, Vice President of US Energy was appointed to serve as Interim President. Lawrence Schneider is Henry Schneider's father. Henry Schneider's base salary was increased from $136,000 to $150,000 per year. The information contemplated by Item 5.02(c)(2) and (3) of Form 8-K is set forth in US Energy's proxy statement dated September 30, 2004, (and in particular, pages 3 - 4 and 9-10 thereof) and to the extent required by item 5.02, is incorporated herein by this reference.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   U.S. Energy Systems, Inc.


                                   By: /s/ Henry N. Schneider
                                           ------------------
                                           Henry N. Schneider, Interim President


         Dated:   November 1, 2004